UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 30, 2007
PERRIGO COMPANY
(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573

(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:       (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
On October 30, 2007, The Perrigo Company is holding its Annual Shareholders’ Meeting at the Allegan County Area Technical & Educational Center, Allegan, Michigan.
The Annual Shareholders’ Meeting slides presented are Exhibit 99.
The slides include certain non-GAAP financial measures. The reconciliation of these measures is presented on the following page.
Certain statements in this press release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended June 30, 2007, as well as the Company’s subsequent filings with the Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Table 1
PERRIGO COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in thousands, except per share amounts)
(unaudited)

	2005	2006	2007
Reported gross profit	$260,389	$397,741	$401,625
Inventory step-up — Agis	23,392	4,762	—
Inventory step-up — Glades	—	—	4,573
PPA product discontinuation	—	—	—

Adjusted gross profit	$283,781	$402,503	$406,198

Reported operating income (loss)	$(330,473)	$111,332	$98,551
Inventory step-up — Agis	23,392	4,762	—
Inventory step-up — Glades	—	—	4,573
Settlements — Class action lawsuit / FTC	4,500	—	—
Perrigo operational improvements	3,150	8,846	879
Perrigo asset impairments	3,232	—	—
Write-off of in-process R&D — Agis	386,800	—	—
Write-off of in-process R&D — Glades	—	—	8,252
Acquisition costs	5,560	—	—
Impairment of note receivable	—	—	2,034

Adjusted operating income	$96,161	$124,940	$114,289

Reported net income (loss)	$(352,983)	$71,400	$73,797
Inventory step-up — Agis (1)	18,246	3,714	—
Inventory step-up — Glades (5)	—	—	2,675
Settlements — Class action lawsuit / FTC (2) (4)	2,880	—	—
Perrigo operational improvements (2)	2,016	5,661	563
Perrigo asset impairments (2)	2,068	—	—
Write-off of in-process R&D — Agis (3)	386,800	—	—
Write-off of in-process R&D — Glades (5)	—	—	4,827
Acquisition costs (2)	3,558	—	—
Gain on sale of equity method investment (4)	—	(2,939)	—
Impairment of note receivable (6)	—	—	1,261

Adjusted net income	$62,586	$77,836	$83,123

Diluted earnings (loss) per share
Reported	$(4.57)	$0.76	$0.79
Adjusted	$0.81	$0.83	$0.89

Diluted weighted average shares outstanding	77,313	94,105	93,807

(1)	Net of taxes at 22%

(2)	Net of taxes at 36%

(3)	Permanent difference for tax purposes and thus is not tax effected

(4)	Net of taxes at 37%

(5)	Net of taxes at 41.5%

(6)	Net of taxes at 38%

ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits
99	Annual Shareholders’ Meeting Slides.

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY (Registrant)
Dated: October 30, 2007	By:	/s/ Judy L. Brown
Judy L. Brown
Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

Exhibit Index
Exhibit 99 – Annual Shareholders’ Meeting Slides, furnished solely pursuant to Item 7.01 of Form 8-K.